BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED OCTOBER 2, 2023,

TO THE SUMMARY PROSPECTUSES AND PROSPECTUS, EACH DATED JULY 1, 2023

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus and should be read in conjunction with the Summary Prospectuses and Prospectus.

Change in Portfolio Management of the Adviser of the Destinations Funds (the “Funds”)

Mr. Michael Hadden no longer serves as a portfolio manager to the Funds. Messrs. Brian Storey, CFA, Timothy Holland, CFA, Rusty Vanneman, CFA, CMT & BFA, and Andrew Goins, CFA, continue to serve as portfolio managers for the Funds. Accordingly, all references to Mr. Hadden are hereby deleted from the Summary Prospectuses and Prospectus.

Change in Portfolio Management for the Destinations Large Cap Equity Fund

BlackRock Investment Management, LLC (“BlackRock”) no longer serves as a sub-adviser to the Destinations Large Cap Equity Fund, and T. Rowe Price Associates, Inc. (“T. Rowe Price”) is in the process of winding down its management of a portion of the assets of the Destinations Large Cap Equity Fund. T. Rowe Price will continue to serve as a sub-adviser to a portion of the assets of the Destinations International Equity Fund. Accordingly, the following changes are hereby made to the Destinations Large Cap Equity Fund’s Summary Prospectus and the Prospectus:

1.	All references to BlackRock are hereby deleted.

2.	All references to T. Rowe Price in connection with its management of a portion of the assets of the Destinations Large Cap Equity Fund are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRINKER CAPITAL DESTINATIONS TRUST (“TRUST”)

SUPPLEMENT DATED OCTOBER 2, 2023,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”), DATED JULY 1, 2023

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Change in Portfolio Management and Officers of the Trust

Mr. Michael Hadden no longer serves as a portfolio manager to the Destinations Funds (the “Funds”). Messrs. Brian Storey, CFA, Timothy Holland, CFA, Rusty Vanneman, CFA, CMT & BFA, and Andrew Goins, CFA, continue to serve as portfolio managers for the Funds. Additionally, there were certain personnel changes to the Officers of the Trust. Accordingly, the following changes are hereby made to the SAI:

1.	All references to Mr. Hadden are hereby deleted.

2.	The “Officers” table in the “Trustees and Officers of the Trust” section is hereby deleted in its entirety and replaced with the following:

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS***

Kylee Beach Birth Year: 1984	President	Since August 2022	General Counsel and Secretary of Orion Advisor Solutions Inc. since 2019; Orion Advisor Technology, LLC since 2014; Brinker Capital Investments, LLC since 2020 and also General Counsel for CLS Investments, LLC, now part of Brinker Capital Investments, LLC since 2014; GT Polaris Holdings, Inc. since 2020; GT Polaris Midco, Inc. since 2020; Brinker Capital Securities, LLC since 2020; Advizr, Inc. since 2019; Orion Portfolio Solutions, LLC since 2018; BasisCode Compliance, LLC since 2021; Redtail Technology, Inc. since 2022; TownSquare Capital, LLC since 2022; Associate General Counsel of NorthStar Financial Services Group LLC from 2012 to 2018.

Kevin Fustos Birth Year: 1970	Chief Financial Officer & Treasurer	Since December 2020	Vice President of Financial Planning and Analysis, Orion Advisor Solutions, since 2016; Omaha Public Power District from 2004 to 2016.

Brian Ferko Birth Year: 1971	Chief Operating Officer, Chief Compliance Officer & Anti- Money Laundering Officer	Since September 2023 and January 2017, respectively	Chief Compliance Officer of Brinker Capital Investments from 2015 to 2023; Chief Compliance Officer of Brinker Capital Investments, LLC contracted through Cipperman Compliance Services from 2010 to 2015; Chief Operating Officer of Cipperman Compliance Services from 2012 to 2015.

Peter Townsend Birth Year: 1977	Secretary & Deputy Chief Compliance Officer	Since January 2017	Deputy Funds Chief Compliance Officer of Brinker Capital Investments, since 2017; Director of Compliance of Penn Capital Management Company, Inc. from 2015 to 2017; Director of Compliance of Cipperman Compliance Services from 2013 to 2015; Associate of J.P. Morgan Chase & Co. from 2008 to 2013.

Timothy Holland, CFA Birth Year: 1969	Investment Officer	Since June 2017	Chief Investment Officer of TownSquare Capital, LLC, an Orion Company, since 2023; Chief Investment Officer of Brinker Capital Investments from 2020 to 2023; Senior Vice President and Global Investment Strategist of Brinker Capital Investments, LLC from 2017 to 2020; Co-Head US Sub Advisory of Pictet Asset Management in 2016; Portfolio Manager and Partner of TAMRO Capital Partners from 2005 to 2016.

Rusty Vanneman, CFA, CMT, BFA Birth Year: 1965	Investment Officer	Since June 2023	Chief Investment Officer and Senior Portfolio Manager at Brinker Capital Investments since 2023; Chief Investment Strategist at Brinker Capital Investments from 2020 to 2023; Chief Investment Officer at the Adviser from 2019-2020; President at CLS Investments LLC from 2018-2019; Chief Investment Officer at CLS Investments LLC from 2012-2019.

Brian Storey, CFA Birth Year: 1974	Investment Officer	Since June 2022	Deputy Chief Investment Officer – Destinations Portfolios at Brinker Capital Investments since 2023; Senior Portfolio Manager at Brinker Capital Investments since 2022; Senior Vice President and Senior Portfolio Manager at First Citizens Bank & Trust from 2016 to 2021; Portfolio Manager and Senior Research Analyst at First Citizens Bank & Trust from 2010 to 2016.

Patrick Amerson Birth Year: 1994	Investment Officer	Since December 2021	Investment Analyst at Brinker Capital Investments since 2021; Client Service Representative at Brinker Capital Investments, LLC from 2019 to 2021; Operations Associate at Brinker Capital Investments, LLC from 2017-2019.

Andrew Goins, CFA Birth Year: 1984	Investment Officer	Since June 2023	Senior Portfolio Manager at Brinker Capital Investments since 2023; Director of SMA and Mutual Fund Due Diligence at Brinker Capital Investments from 2021 to 2023; Investment Manager at Brinker Capital Investments from 2015 to 2021.

*** The President, Treasurer, and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Change in Portfolio Management for the Destinations Large Cap Equity Fund

BlackRock Investment Management, LLC (“BlackRock”) no longer serves as a sub-adviser to the Destinations Large Cap Equity Fund, and T. Rowe Price Associates, Inc. (“T. Rowe Price”) is in the process of winding down its management of a portion of the assets of the Destinations Large Cap Equity Fund. T. Rowe Price will continue to serve as a sub-adviser to a portion of the assets of the Destinations International Equity Fund. Accordingly, the following changes are hereby made to the SAI:

1.	All references to BlackRock are hereby deleted.

2.	All references to T. Rowe Price in connection with its management of a portion of the assets of the Destinations Large Cap Equity Fund are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE